<ERROR: WIDE TABLE>
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TABLE WIDTH IS 258 CHARACTERS.



FIDELITY LIMITED TERM MUNICIPAL INCOME FUND

AND SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND

PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES AS OF JUNE 30, 1997

  (UNAUDITED)

                       FIDELITY LIMITED
                       TERM             SPARTAN INTERMEDIATE                 PRO FORMA         PRO FORMA
                       MUNICIPAL INCOME MUNICIPAL INCOME     COMBINED        ADJUSTMENTS       COMBINED

ASSETS

INVESTMENT IN SECURITIES,
AT VALUE

  - SEE ACCOMPANYING
SCHEDULE              $ 881,711,000     $     206,895,694    $ 1,088,606,694 -            $    1,088,606,694

CASH                  -                 -                    -               -             -

INTEREST RECEIVABLE   10,365,000        2,568,252            12,933,252      -               12,933,252

OTHER RECEIVABLES     10,000            -                  10,000            -                10,000

     TOTAL ASSETS     892,086,000       209,463,946          1,101,549,946                    1,101,549,946


LIABILITIES

PAYABLE FOR
INVESTMENTS
PURCHASED

REGULAR DELIVERY     $ -                $     3,849,346      $   3,849,346   -            $    3,849,346

 DELAYED DELIVERY    7,878,000          -                     7,878,000      -                 7,878,000

PAYABLE FOR FUND
SHARES REDEEMED      565,000            112,468               677,468        -                 677,468

DISTRIBUTIONS
PAYABLE             828,000             161,336               989,336        -                 989,336

ACCRUED MANAGEMENT
FEE                 260,000             95,259                355,259        -                 355,259

PAYABLE FOR DAILY
VARIATION ON
FUTURES CONTRACTS   91,000              -                     91,000         -                 91,000

OTHER PAYABLES AND
ACCRUED EXPENSES    161,000             -                     161,000        -                 161,000

TOTAL LIABILITIES   9,783,000           4,218,409             14,001,409                       14,001,409



NET ASSETS          $ 882,303,000       $     205,245,537  $ 1,087,548,537                 $   1,087,548,537



NET ASSETS CONSIST
OF:

PAID IN CAPITAL     $ 850,457,000       $     208,980,518  $ 1,059,437,518   -            $    1,059,437,518

ACCUMULATED UNDISTRIBUTED
NET REALIZED GAIN (LOSS) ON

     INVESTMENTS    (2,605,000)         (8,549,382)        (11,154,382)      -                (11,154,382)

NET UNREALIZED APPRECIATION
(DEPRECIATION) ON

     INVESTMENTS    34,451,000          4,814,401          39,265,401        -                 39,265,401

NET ASSETS          $ 882,303,000       $     205,245,537  $ 1,087,548,537               $     1,087,548,537



NET ASSET VALUE



NET ASSETS          $882,303,000        $205,245,537       $1,087,548,537                    $1,087,548,537

OFFERING PRICE AND
REDEMPTION PRICE
PER SHARE           $9.72               $10.28             $9.82                               $9.72



SHARES OUTSTANDING 90,786,000           19,966,309         110,752,309       1,149,487(A)     111,901,796


FIDELITY LIMITED TERM MUNICIPAL INCOME FUND

AND SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND

PRO FORMA COMBINING STATEMENT OF OPERATIONS

YEAR ENDED JUNE 30, 1997

 (UNAUDITED)



            FIDELITY LIMITED    SPARTAN                             PRO FORMA     PRO FORMA
            TERM                INTERMEDIATE

            MUNICIPAL INCOME    MUNICIPAL INCOME   COMBINED         ADJUSTMENTS   COMBINED



INTEREST    $ 50,945,000        $11,286,434         $ 62,231,434     $  -         $  62,231,434
INCOME

EXPENSES



Management           $3,462,000    $1,172,256      $ 4,634,256     $             $   4,283,719
fee                                                               (350,537)(b)

Transfer agent,     1,493,000      -               1,493,000      242,899(c)        1,735,899
accounting and
custodian fees
and expenses

Non-interested      4,000          2,399          6,399           0              6,399
trustees'
compensation

Registration        39,000          -             39,000          (439)(d)       38,561
fees

Audit               58,000         -              58,000          2,000 (c)      60,000

Legal               14,000         -              14,000          3,323 (c)      17,323

Miscellaneous       7,000           -             7,000           1,661 (c)      8,661

  Total expenses    5,077,000      1,174,655      6,251,655       (101,093)      6,150,562
before
reductions

  Expense           (32,000)       (9,410)        (41,410)        (219,045)(e)   (260,455)
reductions

  Total expenses    5,045,000      1,165,245      6,210,245       (320,138)      5,890,107

NET INTEREST        45,900,000     10,121,189     56,021,189      320,138        56,341,327
INCOME

REALIZED AND
UNREALIZED
GAIN (LOSS)

Net realized
gain (loss) on:

  Investment        8,285,000      967,307        9,252,307         -            9,252,307
securities

  Futures           409,000        (51,063)       357,937          -             357,937
contracts

Change in net
unrealized
apprecation
(depreciation)
on:

  Investment        9,399,000      3,843,153      13,242,153        -            13,242,153
securities

  Futures           353,000        0              353,000          -             353,000
contracts

NET GAIN (LOSS)     18,446,000     4,759,397      23,205,397      -              23,205,397

NET INCREASE
(DECREASE) IN
NET ASSETS
RESULTING

  FROM              $64,346,000    $14,880,586    $79,226,586     $320,138       $79,546,724
OPERATIONS





Fidelity Limited Term Municipal Income Fund
Spartan Intermediate Municipal Income Fund
Notes to Pro Forma Combining Financial Statements
(Unaudited)
 The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of June 30, 1997 and the unaudited Pro Forma Combining Statement of Operations for the year ended June 30, 1997 are intended to present the financial condition and related results of operations of Fidelity Limited Term Municipal Fund as if the reorganization and decrease in the expense limitation with Spartan Intermediate Municipal Fund, had been consummated at July 1, 1996. Had the pro forma adjustments not included the effect of the expense limitation, Pro Forma Combined Expense reductions would have been $13,410, resulting in Pro Forma Combined Net Interest Income and Pro Forma Combined Net Increase in Net Assets resulting from operations of $56,094,282 and $79,299,679, respectively.

 The pro forma adjustments to these pro forma financial statements are comprised of:
(a)  Reflects the conversion of the Spartan Intermediate Municipal
Fund
  shares as of June 30, 1997.

(b) Decrease in management fee to reflect Fidelity Limited Term Municipal Fund's fee applied to the combined fund's average net assets.
(c) Increase in fees reflects change from Spartan Intermediate Municipal Income Fund's all-inclusive fee structure to Fidelity Limited Term Municipal Income Fund's fee
 structure.
 (d) Decrease in fees reflects elimination of duplicate charges.
(e ) Reflects reduction in expenses due to FMR's agreement to temporarily limit the combined fund's expenses to 0.53% of average net assets.

 The unaudited pro forma combining statements should be read in conjunction with the separate annual audited financial statements as of December 31, 1996 and unaudited semi annual financial statements as of June 30, 1997 for Fidelity Limited Term Municipal Income Fund and the separate annual audited financial statements as of August 31, 1996 and unaudited semi annual financial statements as of February 28, 1997 for Spartan Intermediate Municipal Income Fund, which are incorporated by reference in the Statement of Additional Information to this Proxy and Prospectus.




FIDELITY LIMITED TERM MUNICIPAL INCOME FUND
AND
SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
JUNE 30, 1997
UNAUDITED

MUNICIPAL BONDS

                       RATIN   FIDELITY    SPARTAN     PRINCIPAL    FIDELITY    SPARTAN     VALUE      CUSIP
                       G       LIMITED     INTERMED                 LIMITED     INTERMED
                               TERM        IATE                     TERM        IATE

                               MUNICIPA    MUNICIPA    COMBINE      MUNICIPA    MUNICIPA    COMBINE
                               L INCOME    L INCOME    D            L INCOME    L INCOME    D

ALABAMA

Alabama Gen.           Aa      10,000,00               10,000,0     8,462,50                8,462,50   010410Z
Oblig. Rfdg. (Cap.             0                       00           0                       0          P
Appreciation) 0%
3/1/01

Alabama Gen.           Aa      5,000,000               5,000,00     4,137,50                4,137,50   010410Z
Oblig. Rfdg. (Cap.                                     0            0                       0          Q
Appreciation) 0%
9/1/01

                                                       15,000,0                             12,600,0
                                                       00                                   00

ALASKA

Anchorage Hosp.        A1      2,575,000               2,575,00     2,813,18                2,813,18   033204C
Rev. Rfdg.                                             0            8                       8          F
(Sisters of
Providence Proj.)
Series 1991,
6.75% 10/1/02
(Sisters Of
Providence, WA
Insured)

North Slope            Aaa                 12,000,00   12,000,0                 9,960,000   9,960,00   662523R
Borough (Cap.                              0           00                                   0          B
Appreciation)
Series A, 0%
6/30/01, (MBIA
Insured)

North Slope            Aaa     10,000,00   1,500,000   11,500,0     7,462,50    1,119,375   8,581,87   662523R
Borough (Cap.                  0                       00           0                       5          F
Appreciation)
Series A, 0%
6/30/03, (MBIA
Insured)

North Slope            Aaa     8,500,000               8,500,00     6,853,12                6,853,12   662523R
Borough (Cap.                                          0            5                       5          Q
Appreciation)
Series B, 0%
1/1/02, (MBIA
Insured)

North Slope            Aaa     20,000,00   3,950,000   23,950,0     15,750,0    3,110,625   18,860,6   662523R
Borough Cap.                   0                       00           00                      25         D
Appreciation
Series A, 0%
6/30/02, (MBIA
Insured)

North Slope            Aaa     3,200,000               3,200,00     2,448,00                2,448,00   662523R
Borough Series                                         0            0                       0          R
B, 0%
1/1/03,(MBIA
Insured)

                                                       61,725,0                             49,516,8
                                                       00                                   13

ARIZONA

Arizona St.            Aaa                 1,220,000   1,220,00                 1,351,150   1,351,15   040649F
Transn. Brd.                                           0                                    0          A
Excise Tax Rev.
(Maricopa County
Regl. Area-B)
6.50% 7/1/04
(AMBAC Insured)

Arizona St.            Aaa                 1,100,000   1,100,00                 1,218,250   1,218,25   040649E
Transn. Brd.                                           0                                    0          Q
Excise Tax
Rev.(Maricopa
County Regl.
Area-B) 6.50%
7/1/04, (AMBAC
Insured)

Arizona Trans.         Aaa     2,260,000   1,300,000   3,560,00     2,426,67    1,395,875   3,822,55   040649E
Board Excise Tax                                       0            5                       0          P
Rev. (Maricopa
County Regional
Area Road-B
Proj.) 6% 7/1/03,
(AMBAC Insured)

Arizona Trans.         Aaa                 1,700,000   1,700,00                 1,349,375   1,349,37   040649A
Board Excise Tax                                       0                                    5          Z
Rev. (Maricopa
Reg'l. Road)
(Cap.
Appreciation)
Series A, 0%
7/1/02 (FGIC
Insured)

Arizona Univ.          A1      2,100,000               2,100,00     2,283,75                2,283,75   914063Z
Rev. Rfdg. (Univ.                                      0            0                       0          G
Rev. Sys.)
6.375% 6/1/05

Maricopa County        Aa                  2,000,000   2,000,00                 2,117,500   2,117,50   566795C
Commty. College                                        0                                    0          U
Dist. Series A,
6% 7/1/09

Maricopa County        Baa1    1,920,000               1,920,00     1,944,00                1,944,00   566761L
Ind. Dev. Auth.                                        0            0                       0          G
Hosp. Facs. Rev.
Rfdg. (Sun Health
Corp.) 5.75%
4/1/07

Phoenix Civic          Aa                  2,420,000   2,420,00                 2,528,900   2,528,90   71884AC
Impt. Corp.                                            0                                    0          Y
Excise Tax Rev.
Rfdg. (Arpt.
Impts.) Series A,
5.85% 7/1/01AMT

                                                       16,020,0                             16,615,4
                                                       00                                   75

ARKANSAS

Arkansas College       Aa                  705,000     705,000                  556,950     556,950    041039N
Savings 0%                                                                                             B
6/1/02

Arkansas College       Aa                  1,190,000   1,190,00                 891,012     891,012    041039N
Savings 0%                                             0                                               C
6/1/03

                                                       1,895,00                             1,447,96
                                                       0                                    2



CALIFORNIA

California Edl.         --     3,000,000               3,000,00     2,898,75                2,898,75   130174J
Facs. Auth. Rev.                                       0            0                       0          2
Rfdg. (Chapman
Univ.) 5.375%
10/1/16

California Gen.        A1      7,500,000               7,500,00     8,081,25                8,081,25   130627B
Oblig. 6.25%                                           0            0                       0          B
10/1/19

California Gen.        A       1,625,000               1,625,00     1,748,90                1,748,90   13068GX
Oblig. Pub. Wks.                                       0            6                       6          H
Board Lease
6.30% 10/1/10

California Hsg.        Aa      19,346,00               19,346,0     3,675,74                3,675,74   130329Q
Fin. Agcy. Rev.                0                       00           0                       0          E
(Home Mtg.)
Series 1983 A,
0% 2/1/15

California Hsg.        Aaa     2,000,000               2,000,00     2,075,00                2,075,00   13033EK
Fin. Agcy. Rev.                                        0            0                       0          C
(Home
Mtg.)Series G,
6% 2/1/10, (MBIA
Insured)(AMT)

California Poll.       A1      4,000,000               4,000,00     4,325,00                4,325,00   130535B
Cont. Fing. Auth.                                      0            0                       0          D
Resource
Recovery Rev.
(Waste
Management Inc.)
7.15% 2/1/11

California Pub.        A       1,200,000               1,200,00     1,252,50                1,252,50   13068GH
Wks. Board                                             0            0                       0          G
Lease Rev.
(Franchise Tax
Board-PH II)
Series A, 6.25%
9/1/11

California Pub.        A       4,690,000               4,690,00     4,584,47                4,584,47   13068G4
Wrks. Board                                            0            5                       5          K
Lease Rev. Rfdg.
(Dept.
Corrections State
Prisons,
Monterey) Series
D, 5.375%
11/1/14

California Rural       Aaa     3,000,000               3,000,00     2,988,75                2,988,75   130574A
Home Mtg. Fin.                                         0            0                       0          A
Auth. Lease Rev.
Series A, 4.45%
8/1/01 (MBIA
Insured)

California St.         A1      1,000,000               1,000,00     1,171,25                1,171,25   130622X
Gen. Oblig. 8%                                         0            0                       0          Q
5/1/03

California State       Aaa     1,640,000               1,640,00     1,625,65                1,625,65   13068HA
Pub. Works Board                                       0            0                       0          P
Lease Rev.
Refdg. (Univ. of
California Proj.)
SeriesA, 5.10%
12/1/10 (AMBAC
Insured)

California             A+      3,300,000   1,115,000   4,415,00     3,382,50    1,142,875   4,525,37   130909C
Statewide                                              0            0                       5          K
Commtys. Dev.
Auth. Rev. Ctfs. of
Prtn. Rfdg. (Hosp.
Triad Healthcare)
5.90% 8/1/01

California              --     4,145,000               4,145,00     4,269,35                4,269,35   130909C
Statewide                                              0            0                       0          L
Commtys. Dev.
Auth. Rev. Ctfs.
Partn. Rfdg.
(Hosp. Triad
Healthcare) 6%
8/1/02

Carson Redev.          Baa                 1,350,000   1,350,00                 1,353,375   1,353,37   145750D
Agcy. Rfdg.                                            0                                    5          J
(Redev. Proj.
Area 2) (Tax
Allocation) 5.40%
10/1/01

Carson Redev.          Baa                 1,320,000   1,320,00                 1,324,950   1,324,95   145750D
Agcy. Rfdg.                                            0                                    0          K
(Redev. Proj.
Area 2) (Tax
Allocation) 5.50%
10/1/02

Carson Redev.          Baa                 1,500,000   1,500,00                 1,507,500   1,507,50   145750D
Agcy. Rfdg.                                            0                                    0          L
(Redev. Proj.
Area 2) (Tax
Allocation) 5.60%
10/1/03

Central California                         1,130,000   1,130,00                 1,113,050   1,113,05   152757A
Joint powers                                           0                                    0          L
Health Fing. Auth.
Ctfs. of Prtn.

Central Valley Fin.    BBB-                1,875,000   1,875,00                 1,917,187   1,917,18   155689A
Auth.                                                  0                                    7          D
Cogeneration
Proj. Rev.
(Carson Ice Gen.
Proj.) 5.50%
7/1/01

Central Valley Fin.    BBB-                1,300,000   1,300,00                 1,348,750   1,348,75   155689A
Auth.                                                  0                                    0          J
Cogeneration
Proj. Rev.
(Carson Ice Proj.)
5.80% 7/1/04

Clovis Unified         Aaa                 5,700,000   5,700,00                 4,488,750   4,488,75   189342Q
School Dist.                                           0                                    0          K
Series B, 0%
8/1/02, (MBIA
Insured)

East Bay Muni.         Aaa     1,000,000               1,000,00     956,250                 956,250    271014J
Util. Dist. Wtr.                                       0                                               R
Sys. Rev. Rfdg.
5% 6/1/13 (FGIC
Insured)

East Bay Muni.         Aaa     1,000,000               1,000,00     1,036,25                1,036,25   271014G
Util. Dist. Wtr.                                       0            0                       0          P
Sys. Rev. Rfdg.
Sub. 6% 6/1/12
(FGIC Insured)

Los Angeles Cnty.      Aaa     2,195,000               2,195,00     2,082,50                2,082,50   54473EA
Pub. Wks. Fing.                                        0            6                       6          Q
Auth. Lease Rev.
(Multi Cap. Facs.
Projs.#5) 4.75%
12/1/10 (MBIA
Insured)

Modesto Irrigation     Aaa     4,390,000               4,390,00     5,668,58                5,668,58   607763B
Dist. Elec. Rev.                                       0            8                       8          A
Series B, 9.625%
1/1/11 (Escrowed
to Maturity)

Orange County          Baa                 1,335,000   1,335,00                 1,400,081   1,400,08   684246B
Dev. Agcy. Tax                                         0                                    1          W
Allocation (Santa
Ana Heights
Proj.) 6% 9/1/05

Riverside Elec.        Aaa     2,000,000               2,000,00     2,035,00                2,035,00   768874J
Rev. 6.0%                                              0            0                       0          X
10/1/15 (MBIA
Insured)

Sacramento Calif.       --     3,100,000               3,100,00     3,193,00                3,193,00   78605NA
Pwr. Auth.                                             0            0                       0          C
Cogeneration
Proj. 6% 7/1/00

Sacramento Calif.       --     3,300,000               3,300,00     3,419,62                3,419,62   78605NA
Pwr. Auth.                                             0            5                       5          D
Cogeneration
Proj. 6% 7/1/01

Sacramento Calif.       --     2,000,000               2,000,00     2,127,50                2,127,50   78605NA
Pwr. Auth.                                             0            0                       0          L
Cogeneration
Proj. 6.5% 7/1/08

Sacramento Calif.       --     3,000,000               3,000,00     3,075,00                3,075,00   78605NA
Pwr. Auth.                                             0            0                       0          B
Cogeneration
Proj. Rev. 6%
7/1/99

Sacramento             BBB-                1,400,000   1,400,00                 1,440,250   1,440,25   785872A
Cogeneration                                           0                                    0          D
Auth.
Cogeneration
Proj. Rev.
(Proctor &
Gamble roj.)
5.80%7/1/01

Sacramento Pwr.        BBB-                2,000,000   2,000,00                 2,140,000   2,140,00   78605NA
Auth.                                                  0                                    0          H
Cogeneration
Proj. Rev. 6.50%
7/1/05

San Bernardino         Baa1    4,000,000               4,000,00     4,005,00                4,005,00   796815N
County Ctfs. of                                        0            0                       0          X
Prtn. Med. Ctr.
Fing. 5.25%
8/1/05

San Bernardino         Baa1    3,000,000               3,000,00     2,985,00                2,985,00   796815N
County Ctfs. of                                        0            0                       0          Y
Prtn.(Med. Ctr.
Fing Proj.) 5.25%
8/1/06

San Francisco          Aaa     1,700,000               1,700,00     1,693,62                1,693,62   797652S
Calif. City & Cnty.                                    0            5                       5          Q
Arpts. Commn
Intl. Arpt. Rev.
Series 9B, 5.25%
5/1/11 (FGIC
Insured)

San Francisco          Aaa     1,000,000               1,000,00     988,750                 988,750    797652S
Calif. City & Cnty.                                    0                                               R
Arpts. Commn.
Intl. Arpt. Rev.
5.25% 5/1/12
(FGIC Insured)

San Francisco          Aaa     4,850,000               4,850,00     5,159,18                5,159,18   797654H
City & County                                          0            8                       8          J
Swr. Rev. Rfdg.
5.90% 10/1/07
(AMBAC Insured)

Southern               Aaa     13,820,00               13,820,0     12,230,7                12,230,7   842475J
California Pub.                0                       00           00                      00         W
Pwr. Auth. Pwr.
Proj. Rev. Series
11, 0% 7/1/15,
(Pre-Prefunded
to 7/1/00 @ 101)

University of          Aaa                 1,000,000   1,000,00                 1,113,750   1,113,75   914113Q
California Revs.                                       0                                    0          Z
Rfdg. (Hsg.Sys.)
Series A, 8%
11/1/00

West Covina Ctfs.      A2      3,425,000               3,425,00     3,660,46                3,660,46   952358B
of Prtn. (Queen of                                     0            9                       9          Q
the Valley
Hospital) 6.50%
8/15/09

                                                       131,251,                             116,686,
                                                       000                                  090

COLORADO

Adams &                Aaa                 2,330,000   2,330,00                 2,490,188   2,490,18   005482Z
Arapaho School                                         0                                    8          Z
Dist. 5.75%
12/1/07,(FGIC
Insured)

Colorado Health        Baa     16,100,00   2,000,000   18,100,0     16,784,2    2,085,000   18,869,2   1964732
Facs. Auth. Rev.               0                       00           50                      50         L
(Rocky Mountain
Adventist) 6.25%
2/1/04

Colorado Student       A       2,650,000               2,650,00     2,739,43                2,739,43   196777G
Oblig. Bond Auth.                                      0            8                       8          E
Student Loan
Rev. Series A,
6.75% 9/1/99

Denver City &          Aaa                 5,320,000   5,320,00                 3,883,600   3,883,60   249181N
Cnty Arpt. Rev.                                        0                                    0          C
0%, 10/15/03,
(MBIA Insured)

Denver City &          Aaa                 2,055,000   2,055,00                 1,338,319   1,338,31   249181N
Cnty. Arpt. Rev.                                       0                                    9          A
Series D (Cap.
Appreciation) 0%
11/15/05, (MBIA
Insured

Denver City &          Aaa                 2,660,000   2,660,00                 2,899,400   2,899,40   249181N
County Arpt. (OID                                      0                                    0          W
Long
Muni.)6.55%
11/15/03 (MBIA
Insured)

Denver City &          Aaa                 2,250,000   2,250,00                 1,465,313   1,465,31   249181M
County Arpt. Rev.                                      0                                    3          F
Series A, (Cap.
Appreciation) 0%
11/15/05 (MBIA
Insured) AMT

Denver City &          Baa                 2,070,000   2,070,00                 1,379,137   1,379,13   249181G
County Arpt. Rev.                                      0                                    7          Q
Series A, 0%
11/15/04 (AMT)

Denver City &          Baa                 730,000     730,000                  813,950     813,950    249181G
County Arpt. Rev.                                                                                      N
Series A, 8.25%
11/15/02 (AMT)

Denver City &          Baa                 4,500,000   4,500,00                 2,660,625   2,660,62   249181J
County Arpt. Rev.                                      0                                    5          F
Series D (Cap.
Appreciation) 0%
11/15/06 (AMT)

                                                       42,665,0                             38,539,2
                                                       00                                   20

CONNECTICUT

Connecticut            BBB-                1,450,000   1,450,00                 1,446,244   1,446,24   207742F
Health & Edl.                                          0                                    4          5
Facs. Auth. Rev.
(Quinnipiac
College) Series D,
4.90% 7/1/98

Connecticut            BBB-                1,100,000   1,100,00                 1,102,750   1,102,75   207742F
Health & Edl.                                          0                                    0          6
Facs. Auth. Rev.
(Quinnipiac
College) Series D,
5.625% 7/1/03

                                                       2,550,00                             2,548,99
                                                       0                                    4

DISTRICT OF
COLUMBIA

District of            Aaa     4,000,000               4,000,00     4,200,00                4,200,00   254760N
Columbia Gen.                                          0            0                       0          4
Oblig. Rfdg.
Series A, 5.875%
6/1/05 (AMBAC
Insured)

District of            Baa1    2,600,000               2,600,00     2,655,25                2,655,25   254764B
Columbia Hosp.                                         0            0                       0          V
Rev. Rfdg.
(Medlantic
Healthcare Group
- Washington
Hosp. Ctr.) Series
A, 6.75% 8/15/98

District of            Baa1    2,600,000               2,600,00     2,697,50                2,697,50   254764B
Columbia Hosp.                                         0            0                       0          W
Rev. Rfdg.
(Medlantic
Healthcare Group
- Washington
Hosp. Ctr.) Series
A, 6.80% 8/15/99

District of            Baa1    4,035,000               4,035,00     4,040,44                4,040,44   254764C
Columbia Hosp.                                         0            7                       7          Y
Rev. Rfdg.
(Medlantic
Healthcare Group
- Washington
Hosp. Ctr.) Series
B, 5.80% 8/15/97

District of            Baa1    4,265,000               4,265,00     4,318,31                4,318,31   254764C
Columbia Hosp.                                         0            3                       3          Z
Rev. Rfdg.
(Medlantic
Healthcare Group
- Washington
Hosp. Ctr.) Series
B, 6% 8/15/98

District of            Baa1    4,805,000               4,805,00     4,967,16                4,967,16   254764D
Columbia Hosp.                                         0            9                       9          B
Rev. Rfdg.
(Medlantic
Healthcare Group
- Washington
Hosp. Ctr.) Series
B, 6.25% 8/15/00

District of            Baa1                4,520,000   4,520,00                 4,627,350   4,627,35   254764D
Columbia Hosp.                                         0                                    0          A
Rev. Rfdg.
(Medlantic
Healthcare
Group,
Washington
Hosp. Ctr.) Series
B, 6.125%
8/15/99

District of            Aaa                 1,100,000   1,100,00                 1,130,250   1,130,25   254764E
Columbia Hosp.                                         0                                    0          N
Rev. Rfdg.
(Medlantic
Healthcare)
Series A, 5.50%
8/15/06, (MBIA
Insured)

District of            Aaa     1,140,000               1,140,00     1,189,87                1,189,87   2547606
Columbia Refdg.                                        0            5                       5          J
Series A, 5.75%
6/1/03 (AMBAC
Insured)

District of            Aaa     2,155,000               2,155,00     2,251,97                2,251,97   2547606
Columbia Refdg.                                        0            5                       5          H
Series C, 5.75%
12/1/05 (AMBAC
Insured)

District of            A1      3,500,000               3,500,00     3,637,58                3,637,58   254839D
Columbia Rev.                                          0            5                       5          E
(Georgetown
Univ.) Series A,
7.25% 4/1/11

District of            Aaa     1,000,000               1,000,00     1,000,00                1,000,00   254760K
Columbia Series                                        0            0                       0          5
E, 5% 6/1/04
(FGIC Insured)

                                                       35,720,0                             36,715,7
                                                       00                                   14



FLORIDA                                    2,000,000   2,000,00                 2,085,000   2,085,00   702538C
                                                       0                                    0          R

Alachua County         Baa1    1,750,000               1,750,00     1,844,06                1,844,06   010685F
Health Facs.                                           0            3                       3          T
Auth. Health
Facs. Rev. Rfdg.
(Santa Fe
Healthcare Facs.
Proj.) 6%
11/15/09

Broward County         A       3,260,000   655,000     3,915,00     3,549,32    713,131     4,262,45   115064A
Resources                                              0            5                       6          E
Recovery Rev.
(SES Broward
Co. LP South
Proj.) 7.95%
12/1/08

Gainesville Util.      Aa      3,500,000               3,500,00     3,517,50                3,517,50   362848H
Sys. Rev. Series                                       0            0                       0          R
B, 5.50% 10/1/13

Hillsborough           Aaa                 2,000,000   2,000,00                 2,170,000   2,170,00   432327D
County Port. Dist.                                     0                                    0          J
Spl. Ref. Rev.
(Tampa Port.
Auth.) 6.50%
6/1/02,
(FSAInsured)
AMT

Jacksonville           Aaa     2,500,000               2,500,00     2,546,87                2,546,87   469383R
Excise Tax Rev.                                        0            5                       5          M
Series B, 5.60%
10/1/08 (FGIC
Insured)

                                                       15,665,0                             16,425,8
                                                       00                                   94



GEORGIA                                    2,475,000   2,475,00                 2,682,281   2,682,28   373382V
                                                       0                                    1          E

Fulton Cnty. Ga.       Aaa     2,500,000               2,500,00     2,737,50                2,737,50   360066H
Wtr. & Sew. Rev.                                       0            0                       0          L
Rfdg. 6.25%
1/1/06 (FGIC
Insured)

                                                       4,975,00                             5,419,78
                                                       0                                    1

IDAHO

Idaho Falls Rfdg.      Aaa     7,000,000               7,000,00     4,795,00                4,795,00   451182F
0% 4/1/05, (FGIC                                       0            0                       0          B
Insured)

                                                       7,000,00                             4,795,00
                                                       0                                    0

ILLINOIS

Chicago Gen.           Aaa                 4,000,000   4,000,00                 4,155,000   4,155,00   167484C
Oblig. Series                                          0                                    0          B
A-2, 5.50%
1/1/04, (AMBAC
Insured)

Chicago Midway         Aaa     2,000,000               2,000,00     2,102,50                2,102,50   167562B
Arpt. Rev. Series                                      0            0                       0          U
B, 6.0% 1/1/09
(MBIA Insured)
AMT

Chicago Midway         Aaa     2,740,000               2,740,00     2,859,87                2,859,87   167562B
Arpt. Rev. Series                                      0            5                       5          X
B, 6.125% 1/1/12
(MBIA Insured)
AMT

Chicago Ohare          Aaa     9,820,000               9,820,00     10,568,7                10,568,7   167592N
Intl. Arpt. Rev.                                       0            75                      75         V
Rfdg. (Gen. Arpt.
Second Lien)
Series A, 6.25%
1/1/08 (AMBAC
Insured)

Lake County            Aa2     5,850,000               5,850,00     4,058,43                4,058,43   508354F
Forest Preserve                                        0            8                       8          N
Dist. 0% 12/1/04

Metropolitan Pier      Aaa     4,900,000               4,900,00     5,439,00                5,439,00   592247K
& Expo. Auth.                                          0            0                       0          X
Dedicated State
Tax Rev.
(McCormick
Place Expansion
Proj.) Series A,
6.50% 6/15/07
(FGIC Insured)

Metropolitan Pier      Aaa     100,000                 100,000      109,375                 109,375    592247L
& Exposition                                                                                           C
Auth. Dedicated
State Tax Rev.
(McCormick
Place Expansion
Proj.) Series A,
6.50% 6/15/07
(FGIC Insured)

N IL UNIV FGIC         Aaa                 1,000,000   1,000,00                 1,056,250   1,056,25   665245T
6% 4/1/02                                              0                                    0          Z

Rolling Meadows         --     5,000,000               5,000,00     5,306,25                5,306,25   775702B
Multi-Family Mtg.                                      0            0                       0          V
Rev. Rfdg.
(Woodfield
Garden Apts.
Proj.) 7.75%
7.75% 2/1/04,
LOC Banque
Paribas

                                                       35,410,0                             35,655,4
                                                       00                                   63

INDIANA

Indiana                 --     5,000,000               5,000,00     5,093,75                5,093,75   454901A
Employment Dev.                                        0            0                       0          B
Poll. Cont. Rev.
5.70% 10/1/99

Indianapolis Res.      Aaa     5,510,000   2,675,000   8,185,00     6,191,86    3,006,031   9,197,89   455356B
Rec. 6.75%                                             0            3                       4          J
12/1/05
(AMBACInsured)

Indianapolis           Aaa     4,755,000               4,755,00     5,212,66                5,212,66   455356B
Resource Rec.                                          0            9                       9          G
Rev. Rfdg.
(Ogden Martin
Sys., Inc. Proj.)
6.50% 12/1/03,
(AMBAC Insured)

Indianapolis           Aaa     2,195,000   1,325,000   3,520,00     2,452,91    1,480,688   3,933,60   455356B
Resource                                               0            3                       1          H
Recovery Rev.
Rfdg. (Ogden
Martin Sys. Inc.
Proj.) 6.75%
12/1/04, (AMBAC
Insured)

Indianapolis           Aaa     3,485,000               3,485,00     3,981,61                3,981,61   455356B
Resource                                               0            3                       3          M
Recovery Rev.
Rfdg. 6.75%
12/1/08 (AMBAC
Insured)

Marion County          Aaa     700,000                 700,000      718,165                 718,165    569037D
Ind. Hosp. Auth.                                                                                       B
Facs. Rev.
(Commty. Hosp.
Indianapolis Proj.)
9.25% 5/1/98
(Escrowed to
Maturity)**

Marion County          Aaa     2,220,000               2,220,00     2,411,47                2,411,47   569037J
Ind. Hosp. Auth.                                       0            5                       5          A
Facs. Rev. Rfdg.
(Univ. Heights
Hosp.) 8.625%
10/1/99 (AMBAC
Insured)

                                                       27,865,0                             30,549,1
                                                       00                                   67

IOWA

Iowa Student           Aaa                 4,500,000   4,500,00                 4,573,125   4,573,12   462590C
Loan Liquidity                                         0                                    5          U
Corp. Student
Loan Rev. Rfdg.
Sr. Series B,
5.75% 12/1/07,
(AMT)

Iowa Student           Aa1     5,080,000               5,080,00     5,257,80                5,257,80   462590B
Loan Liquidity                                         0            0                       0          S
Corp. Student
Loan Rev. Series
A, 6.25% 3/1/00

                                                       9,580,00                             9,830,92
                                                       0                                    5

KANSAS

Kansas City Util.      Aaa     5,015,000               5,015,00     3,635,87                3,635,87   484790H
Sys. Rev. 0%                                           0            5                       5          J
3/1/04

Kansas City Util.      Aaa     3,735,000               3,735,00     2,703,20                2,703,20   484790H
Sys. Rev. 0%                                           0            6                       6          Y
3/1/04

                                                       8,750,00                             6,339,08
                                                       0                                    1

KENTUCKY

Kentucky                                   2,000,000   2,000,00                 2,070,000   2,070,00   491552G
Turnpike Auth.                                         0                                    0          N
Economic Dev.
Rev. Rfdg.
(Revitalization
Project) 5.50%
7/1/09 (AMBAC
Insured)

                                                       2,000,00                             2,070,00
                                                       0                                    0

LOUISIANA

Louisiana Pub.         Aaa     1,500,000               1,500,00     1,548,75                1,548,75   54640AJ
Facs. Auth. Rev.                                       0            0                       0          U
(Student Loan)
Sr. Series A-1,
6.10% 3/1/00

Louisiana Pub.         Aaa     3,000,000               3,000,00     3,112,50                3,112,50   54640AJ
Facs. Auth. Rev.                                       0            0                       0          W
(Student Loan)
Sr. Series A-1,
6.10% 9/1/00

New Orleans            Aaa     13,500,00               13,500,0     8,977,50                8,977,50   647634X
Gen. Oblig. Cap.               0                       00           0                       0          Q
Appreciation
Rfdg. 0% 9/1/05,
(AMBAC Insured)

                                                       18,000,0                             13,638,7
                                                       00                                   50

MARYLAND

Maryland State &       Aaa                 1,000,000   1,000,00                 1,021,250   1,021,25   574192J
Local Facs. First                                      0                                    0          K
Series, 5% 3/1/04

Prince George's        A       1,250,000               1,250,00     1,354,68                1,354,68   741710A
County Hosp.                                           0            8                       8          J
Rev. (Dimensions
Health Corp.) 7%
7/1/01

Prince George's        A       305,000                 305,000      339,313                 339,313    741710B
County Med.                                                                                            A
Hosp. Rev.
(Dimensions
Health Corp.)
7.20% 7/1/06

Prince George's        A       1,130,000               1,130,00     1,121,52                1,121,52   741724A
County Rev.                                            0            5                       5          Y
Rfdg.
(Dimensions
Health Corp.
Proj.) 5% 7/1/05

                                                       3,685,00                             3,836,77
                                                       0                                    6

MASSACHUSETTS

Boston Rev.            Aaa     2,000,000               2,000,00     2,222,50                2,222,50   101026A
(Boston City                                           0            0                       0          P
Hosp.) Series A,
7.625% 2/15/21,
(FHA
Guaranteed)
(FSA Insured)

Lowell Univ. Bldg.     Aaa     1,705,000               1,705,00     1,920,25                1,920,25   914397D
Auth. Fifth Series                                     0            6                       6          C
A, 6.75% 11/1/05
(AMBAC Insured)

Massachusetts           --     950,000                 950,000      956,793                 956,793    575633B
Ed. Loan Auth.                                                                                         L
Ed. Loan Rev.
Issue C, 7.40%
6/1/98, LOC
Rabobank
Nederland

Massachusetts          A1      3,500,000               3,500,00     3,635,62                3,635,62   5758233
Gen. Oblig. 0%                                         0            5                       5          Y
12/1/00

Massachusetts          A1      2,755,000               2,755,00     2,789,43                2,789,43   5758234
Gen. Oblig. Rfdg.                                      0            8                       8          S
Series A, 5.50%
2/1/11

Massachusetts          A1      2,000,000               2,000,00     2,132,50                2,132,50   575823T
Gen. Oblig. Rfdg.                                      0            0                       0          5
Series C, 6.50%
8/1/11

Massachusetts          A1      3,500,000               3,500,00     3,675,00                3,675,00   575826H
Gen. Oblig.                                            0            0                       0          R
Series B, 6.0%
8/1/13

Massachusetts          A1      4,000,000               4,000,00     4,185,00                4,185,00   575826H
Gen. Oblig.                                            0            0                       0          S
Series B, 6.0%
8/1/14

Massachusetts          Baa2    5,715,000               5,715,00     5,986,46                5,986,46   5758504
Health & Edl.                                          0            3                       3          G
Facs. Auth. Rev.
(Lawrence Gen.
Hosp.) Series B,
7.25% 7/1/01

Massachusetts          Baa     2,900,000               2,900,00     3,121,12                3,121,12   575850L
Health & Edl.                                          0            5                       5          8
Facs. Auth. Rev.
(Waltham/Weston
Hosp. & Med.
Ctr.) Series B, 8%
7/1/02

Massachusetts           --     1,000,000               1,000,00     1,093,75                1,093,75   575855F
Ind. Fin. Agcy.                                        0            0                       0          4
Ind. Rev. Rfdg.
(Beloit Corp.
Proj.) Series A,
7.60% 12/1/11

Massachusetts          A1      10,800,00               10,800,0     8,883,00                8,883,00   575914D
Ind. Fin. Agcy.                0                       00           0                       0          W
Rev. (Cap.
Appreciation)
(Massachusetts
Biomedical
Research) Series
A-1, 0% 8/1/01

Massachusetts          A1      5,700,000               5,700,00     4,446,00                4,446,00   575914D
Ind. Fin. Agcy.                                        0            0                       0          Y
Rev. (Cap.
Appreciation)
(Massachusetts
Biomedical
Research) Series
A-1, 0% 8/1/02

Massachusetts          A1      5,100,000               5,100,00     3,378,75                3,378,75   575914E
Ind. Fin. Agcy.                                        0            0                       0          B
Rev. (Cap.
Appreciation)
(Massachusetts
Biomedical
Research) Series
A-2, 0% 8/1/05

Massachusetts           --     5,800,000               5,800,00     3,342,25                3,342,25   575914E
Ind. Fin. Agcy.                                        0            0                       0          D
Rev. (Cap.
Appreciation)
(Massaschusetts
Biomedical
Research) Series
A-2, 0% 8/1/07

Massachusetts          A1      10,800,00               10,800,0     7,587,00                7,587,00   575914E
Ind. Fin. Agcy.                0                       00           0                       0          A
Rev.
(Cap.Appreciation
) (Massachusetts
Biomedical
Research) Series
A-2, 0% 8/1/04

Massachusetts          Baa2    3,610,000               3,610,00     3,903,31                3,903,31   575765H
Muni. Wholesale                                        0            3                       3          Z
Elec. Co. Pwr.
Supply Sys. Rev.
Rfdg. Series A,
6.75% 7/1/05

New England Ed.        Aaa     3,000,000               3,000,00     3,138,75                3,138,75   643898A
Loan Marketing                                         0            0                       0          X
Corp. Rev. Rfdg.
(Massachusetts
Student Loan) Sr.
Issue D, 6%
9/1/99

New England Ed.        Aaa     27,525,00               27,525,0     29,658,1                29,658,1   643898A
Loan Marketing                 0                       00           88                      88         T
Corp. Rev. Rfdg.
(Massachusetts
Student Loan) Sr.
Issue Series A,
6.50% 9/1/02

New England Ed.        Aaa     7,815,000               7,815,00     8,342,51                8,342,51   643898A
Loan Marketing                                         0            3                       3          Z
Corp. Student
Loan Rev. Rfdg.
Sr. Issue D,
6.30% 9/1/02

                                                       110,175,                             104,398,
                                                       000                                  214

MICHIGAN

Detroit                A       17,200,00   5,100,000   22,300,0     16,641,0    4,934,250   21,575,2   251131B
Convention Facs.               0                       00           00                      50         F
Rev. Rfdg. (Cobo
Hall Expansion
Proj.) 5.25%
9/30/12

Michigan Muni.         Aaa     1,000,000               1,000,00     1,096,25                1,096,25   59455PF
Auth. Rev. (Local                                      0            0                       0          S
Gov't. Loan Prog.
G) 6.30% 11/1/05
(AMBAC Insured)

Michigan State         Aaa     1,195,000               1,195,00     1,272,67                1,272,67   59465EH
Hosp. Fin. Auth.                                       0            5                       5          T
Rev. Mercy
Health Services
Series Q, 6.0%
8/15/09 (AMBAC
Insured)

Michigan                --     5,000,000               5,000,00     5,093,75                5,093,75   594693A
Strategic Fund                                         0            0                       0          N
Poll. Cont. Rev.
(Chrysler Corp.
Proj.) 5.70%
10/1/99

Utica Community        Aaa     1,125,000   500,000     1,625,00     1,127,66    501,185     1,628,85   917661S
School Bldg. &                                         0            6                       1          U
Site Rfdg.4.10%
5/1/98 (FGIC
Insured)

                                                       31,120,0                             30,666,7
                                                       00                                   76

MINNESOTA

Breckenridge            --     305,000                 305,000      307,141                 307,141    106502A
Hosp. Facs. Rev.                                                                                       K
(Franciscan
Sisters
Healthcare)
Series B1, 8.25%
9/1/97

Minneapolis Rfdg.      Aaa                 300,000     300,000                  223,125     223,125    60374AQ
(Sports Arena                                                                                          Y
Proj.) 0% 12/1/03

Minneapolis            Aaa                 440,000     440,000                  310,200     310,200    60374AQ
Unltd. Tax Series                                                                                      Z
B, (Cap.
Appreciation)
(Sports Arena
Proj.) 0%
12/01/04

Minneapolis            Aaa                 495,000     495,000                  332,887     332,887    60374AR
Unltd. Tax Series                                                                                      A
B, (Cap.
Appreciation)
(Sports Arena
Proj.) 0%
12/01/05

Minnesota Gen.         Aaa                 1,000,000   1,000,00                 1,052,500   1,052,50   604128S
Oblig. Unltd. Tax                                      0                                    0          G
5.60% 10/1/02

                                                       2,540,00                             2,225,85
                                                       0                                    3

MISSOURI

Missouri Hsg.          Aa      13,310,00               13,310,0     615,588                 615,588    606353Q
Dev. Commission                0                       00                                              5
(Cap.
Appreciation) 0%
9/1/25, (FHA
Insured)

                                                       13,310,0                             615,588
                                                       00

NEBRASKA

Nebraska               Aaa     2,000,000               2,000,00     2,185,00                2,185,00   639902B
Investment Fin.                                        0            0                       0          K
Auth. Hosp. Rev.
(Nebraska
Methodist Health
Sys.) 6.85%
3/1/02, (MBIA
Insured)

Nebraska Pub.          A1      2,000,000               2,000,00     1,950,00                1,950,00   639683M
Pwr. Dist. Rev.                                        0            0                       0          7
Rfdg. (Pwr.
Supply Sys.)
Series B, 5.25%
1/1/13

                                                       4,000,00                             4,135,00
                                                       0                                    0

NEVADA

Clark County           Aaa     6,195,000               6,195,00     4,259,06                4,259,06   181054U
School Dist. Ltd.                                      0            3                       3          Z
Tax Series B, 0%
3/1/05, (FGIC
Insured)

                                                       6,195,00                             4,259,06
                                                       0                                    3

NEW HAMPSHIRE

New Hampshire           --     290,000                 290,000      293,202                 293,202    644618H
Higher Ed. &                                                                                           X
Health Facs.
Auth. Rev.
(Androscoggin
Valley Hosp.)
Series A, 7.90%
11/1/98, (GNMA
Coll.)

New Hampshire          Baa                 4,145,000   4,145,00                 4,191,631   4,191,63   644618N
Higher Ed. &                                           0                                    1          2
Health Facs.
Auth. Rev.
(Frisbee Mem.
Hosp.) 5.70%
10/1/04

                                                       4,435,00                             4,484,83
                                                       0                                    3

NEW JERSEY

New Jersey Eda.        Aaa     5,000,000               5,000,00     5,593,75                5,593,75   645910A
Mkt. Transition                                        0            0                       0          G
Facs. Rev. Sr.
Lien Series A, 7%
7/1/03, (MBIA
Insured)

New Jersey             A3      2,750,000               2,750,00     2,949,37                2,949,37   64579CL
Health Care Facs.                                      0            5                       5          E
Fin. Auth. Rev.
Rfdg. (Atlantic
City Med. Ctr.)
Series C, 6.80%
7/1/05

New Jersey             A3      2,200,000               2,200,00     2,334,75                2,334,75   64579CL
Health Care Facs.                                      0            0                       0          B
Fin. Auth. Rfdg.
(Atlantic City
Med. Ctr.) Series
C, 6.55% 7/1/03

New Jersey             Aaa     4,500,000               4,500,00     4,651,87                4,651,87   646131A
Trans. Corp.                                           0            5                       5          J
Series A, 5.40%
9/1/02 (FSA
Insured)

Passaic County         Aaa                 3,380,000   3,380,00                 2,729,350   2,729,35   702766A
Util. Auth. Swr.                                       0                                    0          X
Dev. Rev. 0%
3/1/02 (MBIA
Insured)

                                                       17,830,0                             18,259,1
                                                       00                                   00

NEW YORK

Metropolitan           Baa1    5,280,000               5,280,00     5,299,80                5,299,80   592597F
Trans. Auth. Svc.                                      0            0                       0          9
Contract (Trans.
Facs.) Rfdg.
Series 7, 5.20%
7/1/04

Muni. Assistance       Aa                  3,500,000   3,500,00                 3,758,125   3,758,12   626190G
Corp. for New                                          0                                    5          6
York City 6%
7/1/05

Muni. Assistance       Aa2     4,000,000               4,000,00     4,290,00                4,290,00   626190G
Corp. for New                                          0            0                       0          5
York City Series
E, 6% 7/1/04

Muni. Assistance       Aa2     2,750,000               2,750,00     2,860,00                2,860,00   626190U
Corp. of New York                                      0            0                       0          6
City Refdg.
Series J, 5.50%
7/1/02

New York City          Baa1    1,775,000               1,775,00     2,163,28                2,163,28   649654G
Gen. Oblig.                                            0            1                       1          H
Series B, 8.25%
6/1/07

New York City          Baa1    5,000,000               5,000,00     5,500,00                5,500,00   649652J
Gen. Oblig.                                            0            0                       0          Z
Series B, 7.50%
2/1/04

New York City          Baa1    3,000,000               3,000,00     3,187,50                3,187,50   649652M
Gen. Oblig.                                            0            0                       0          V
Series C, 6.40%
8/1/03

New York City          Baa1    13,885,00               13,885,0     14,093,2                14,093,2   649664H
Gen. Oblig.                    0                       00           75                      75         N
Series G, 5.4%
2/1/01

New York City          Baa1    3,000,000               3,000,00     3,273,75                3,273,75   649653L
Gen. Oblig.                                            0            0                       0          A
Series H, 7%
2/1/06

New York City          Baa1    2,620,000               2,620,00     2,898,37                2,898,37   649653J
Gen. Oblig. Unltd.                                     0            5                       5          L
Tax. Series B,
7.50% 2/1/05

New York State         Baa1    2,445,000               2,445,00     2,460,28                2,460,28   650017A
Tollway Auth. Svc.                                     0            1                       1          L
Contract Rev.
(Local Hwy. &
Bridges) 6%
1/1/11

New York State         Baa1    3,000,000               3,000,00     3,056,25                3,056,25   649834H
Dorm Auth. Rev.                                        0            0                       0          V
(City Univ. Sys.
Consolidated)
Series A, 5.75%
7/1/13

New York State         Baa1    1,700,000               1,700,00     1,978,37                1,978,37   649832J
Dorm Auth. Rev.                                        0            5                       5          C
(City Univ. Sys.
Consolidated)
Series D, 8.75%
7/1/02

New York State         Baa1                1,080,000   1,080,00                 1,116,450   1,116,45   649834H
Dorm. Auth. Rev.                                       0                                    0          D
(City Univ. Sys.)
Series B, 5.75%
7/1/06

New York State         Baa1    2,500,000               2,500,00     2,981,25                2,981,25   649832D
Dorm. Auth. Rev.                                       0            0                       0          G
(City Univ. Sys.)
Series C, 7.50%
7/1/10

New York State         Baa1    4,185,000               4,185,00     4,221,61                4,221,61   649834V
Dorm. Auth. Rev.                                       0            9                       9          N
(New State Univ.
Edl. Facs.) Series
C, 5.20% 5/15/04

New York State         Baa1    3,500,000               3,500,00     3,618,12                3,618,12   649834G
Dorm. Auth. Rev.                                       0            5                       5          V
(New York City
Univ.) 5.70%
7/1/05

New York State         Baa1    2,000,000               2,000,00     1,992,50                1,992,50   649834V
Dorm. Auth. Rev.                                       0            0                       0          Q
(New York State
Univ. Edl. Facs.)
Series A, 5.20%
5/15/06

New York State         Baa1    1,670,000               1,670,00     1,651,21                1,651,21   649834M
Dorm. Auth. Rev.                                       0            3                       3          Z
Rfdg. (State Univ.
Ed. Facs.) Series
B, 5.25% 5/15/09

New York State         Baa1    2,000,000               2,000,00     1,952,50                1,952,50   649834N
Dorm. Auth. Rev.                                       0            0                       0          B
rfdg. (State Univ.
Edl. Facs.) Series
B, 5.25% 5/15/11

New York State         Baa1    1,800,000               1,800,00     1,856,25                1,856,25   6496644
Gen. Oblig. Rfdg.                                      0            0                       0          M
Series A, 5.70%
8/1/02

New York State         Aaa     3,400,000               3,400,00     3,536,00                3,536,00   649876S
Local Gov't.                                           0            0                       0          C
Assistance Corp.
Refdg. Series A,
5.50% 4/1/04
(AMBAC Insured)

New York State         A3      2,500,000               2,500,00     2,553,12                2,553,12   649876F
Local Gov't.                                           0            5                       5          Y
Assistance Corp.
Series B, 6%
4/1/18

New York State         A3      3,000,000               3,000,00     3,101,25                3,101,25   650013A
Thruway Auth.                                          0            0                       0          Q
Hwy. & Bridge
Trust Fund Series
A, 5.80% 4/1/09

New York State         Baa1    1,100,000               1,100,00     1,098,62                1,098,62   6500334
Urban Dev. Corp.                                       0            5                       5          T
Rev. Rfdg.
(Syracuse Univ.
Ctr.) 5.1% 1/1/02

New York State         Baa1                1,785,000   1,785,00                 1,918,875   1,918,87   650033D
Urban Dev. Corp.                                       0                                    5          9
Rev.
Rfdg.(Correctiona
l Cap. Facs.)
Series A, 6.40%
1/1/04

New York City                              2,000,000   2,000,00                 2,117,500   2,117,50   649654M
Gen. Oblig.                                            0                                    0          T
Series C, 6.50%
8/1/07

                                                       84,475,0                             88,534,2
                                                       00                                   94

NORTH CAROLINA

North Carolina         Baa1                1,000,000   1,000,00                 1,018,750   1,018,75   658196N
Eastern Muni                                           0                                    0          L
5.625% 1/1/03

North Carolina         Baa1                500,000     500,000                  501,250     501,250    658196T
Eastern Muni                                                                                           B
Pwr. Agcy. Pwr.
Sys. Rev. Rfdg.
Series C, 5.5%
1/1/07

North Carolina         Baa1    5,750,000               5,750,00     5,972,81                5,972,81   658196N
Eastern Muni.                                          0            3                       3          S
Pwr. Agcy. Pwr.
Sys. Rev. Rfdg.
Series B, 6%
1/1/06

North Carolina         Baa1    9,340,000               9,340,00     9,304,97                9,304,97   658196S
Eastern Muni.                                          0            5                       5          S
Pwr. Agcy. Pwr.
Sys. Rev. Rfdg.
Series C, 5.25%
1/1/04

North Carolina         AAA                 1,000,000   1,000,00                 1,070,000   1,070,00   657903E
Edl. Facs. Fin.                                        0                                    0          Y
Agcy. Rev. Rfdg.
(Elon College
Proj.) 6.375%
1/1/07 (Connie
Lee Insured)

                                                       17,590,0                             17,867,7
                                                       00                                   88

NORTH DAKOTA

North Dakota St.       Aaa     2,100,000               2,100,00     2,198,11                2,198,11   659005C
Student Loan                                           0            2                       2          W
Rev. Series A,
7.75% 7/1/02
(AMBAC Insured)

                                                       2,100,00                             2,198,11
                                                       0                                    2

NEW MEXICO

Albuquerque Arpt.      Aaa                 1,400,000   1,400,00                 1,552,250   1,552,25   013538E
Rev. Rfdg. 6.50%                                       0                                    0          S
7/1/07, (AMBAC
Insured)

Farmington             Aaa                 1,300,000   1,300,00                 1,306,318   1,306,31   311450D
Pollution Cont.                                        0                                    8          A
Rev. 6.1% 1/1/08
(MBIA Insured)

New Mexico Edl.        A                   4,835,000   4,835,00                 5,173,450   5,173,45   647111D
Assistance                                             0                                    0          G
Foundation
Student Loan
Rev. Sr. Series IV
A-1 7.05%
3/1/10AMT

Rio Rancho Wtr.        Aaa                 1,420,000   1,420,00                 1,680,925   1,680,92   767175A
& Wastewtr. Sys.                                       0                                    5          H
Rev. Series A, 8%
5/15/04, (FSA
Insured)

                                                       8,955,00                             9,712,94
                                                       0                                    3

OHIO

Cincinnata                                 1,035,000   1,035,00                 1,082,868   1,082,86   863869B
Student Loan                                           0                                    8          F
Funding Corp.
Rev. Rfdg. Series
C, 6.20% 7/1/03
(AMT)

Franklin County        --      500,000     340,000     840,000      513,125     348,925     862,050    353202B
Rev. (OCLC                                                                                             H
Online Computer
Library Ctr. Inc.
Proj.) 5.65%
4/15/01

Franklin County         --     1,030,000               1,030,00     1,066,05                1,066,05   353202B
Rev. (OCLC                                             0            0                       0          J
Online Computer
Library Ctr. Proj.)
5.75% 4/15/02

Franklin County         --     500,000                 500,000      520,625                 520,625    353202B
Rev. (OCLC                                                                                             L
Online Computer
Library Ctr. Proj.)
5.90% 4/15/04

Franklin County         --     745,000                 745,000      760,317                 760,317    353202A
Rev. (OCLC                                                                                             T
Online Computer
Library Ctr.)
Series 1991,
6.50% 7/15/98

Franklin County         --     895,000                 895,000      927,444                 927,444    353202A
Rev. (OCLC                                                                                             U
Online Computer
Library Ctr.)
Series 1991,
6.60% 7/15/99

Franklin County         --     960,000                 960,000      1,010,40                1,010,40   353202A
Rev. (OCLC                                                          0                       0          V
Online Computer
Library Ctr.)
Series 1991,
6.70% 7/15/00

Franklin County         --     800,000                 800,000      856,000                 856,000    353202A
Rev. (OCLC                                                                                             W
Online Computer
Library Ctr.)
Series 1991,
6.80% 7/15/01

Franklin County         --     4,500,000               4,500,00     4,612,50                4,612,50   353202B
Rev. (OCLC                                             0            0                       0          M
Online Computer
Library Proj.) 6%
4/15/09

Franklin County        --                  560,000     560,000                  562,218     562,218    353202B
Rev. (Online                                                                                           E
Computer Library
Inc. Proj.) 5%
4/15/98

Lake County            Aaa     3,800,000               3,800,00     4,099,25                4,099,25   509438D
Hosp. Impt. Facs.                                      0            0                       0          M
Rev. (Lake Hosp.
Sys. Inc.) 6.875%
8/15/11, (AMBAC
Insured)

Ohio Bldg. Auth.       A1                  2,000,000   2,000,00                 2,142,500   2,142,50   677553X
6.30% 10/1/11                                          0                                    0          4

Ohio Bldg. Auth.       Aaa                 1,585,000   1,585,00                 1,715,763   1,715,76   67755AL
Facs. (Transn.                                         0                                    3          N
Bldg. Fund Proj.)
Series A, 6%
9/1/06 (AMBAC
Insured)

Ohio Tpk.              Aaa     1,250,000               1,250,00     1,273,43                1,273,43   67760HB
Commty. Rev.                                           0            8                       8          P
Series A, 5.60%
2/15/12 (MBIA
Insured)

                                                       20,500,0                             21,491,4
                                                       00                                   23

OKLAHOMA

Grand River Dam        A       3,890,000               3,890,00     4,458,91                4,458,91   386442P
Auth. Rev. Rfdg.                                       0            3                       3          L
8% 6/1/02

Tulsa Arpt. Impt.      Aaa                 1,000,000   1,000,00                 1,132,500   1,132,50   899647C
Trust Gen. Rev.                                        0                                    0          S
(Tulsa Intl. Arpt.)
7% 6/1/13, (MBIA
Insured)
(Pre-Refunded to
6/1/02 @ 100)

Tulsa Ind. Auth.        --     2,080,000               2,080,00     2,314,00                2,314,00   899652B
Hosp. Rev. (Tulsa                                      0            0                       0          V
Reg'l. Med. Ctr.)
7% 6/1/06

                                                       6,970,00                             7,905,41
                                                       0                                    3

PENNSYLVANIA

Allegheny County       Aaa     21,000,00               21,000,0     23,362,5                23,362,5   017285N
Gen. Oblig.                    0                       00           00                      00         9
Series C-34, 0%
2/15/02 stepped
coupon

Delaware County        Aa      5,500,000               5,500,00     4,056,25                4,056,25   246001Q
Unltd. Tax Rfdg.                                       0            0                       0          P
0% 11/15/03

Northampton             --     2,305,000               2,305,00     2,382,79                2,382,79   663542C
County Hosp.                                           0            4                       4          H
Auth. Rev.
(Easton Hosp.)
Series B, 6.90%
1/1/02

Philadelphia           Aaa     3,610,000               3,610,00     3,871,72                3,871,72   717813A
6.25% 5/5/12                                           0            5                       5          S
(MBIA Insured)

Philadelphia           Baa1    2,290,000               2,290,00     2,295,56                2,295,56   717903Q
Hosp. & Higher                                         0            5                       5          Q
Ed. Facs. Auth.
Hosp. Rev.
(Temple Univ.
Hosp.) Series A,
5.40% 11/15/97

Philadelphia           Baa1                2,100,000   2,100,00                 2,126,250   2,126,25   717903Q
Hosp. & Higher                                         0                                    0          S
Ed. Facs. Auth.
Hosp. Rev.
(Temple Univ.
Hosp.) Series A,
5.60% 11/15/98

Philadelphia           Baa1    2,675,000               2,675,00     2,731,84                2,731,84   717903Q
Hosp. & Higher                                         0            4                       4          U
Ed. Facs. Auth.
Hosp. Rev.
(Temple Univ.
Hosp.) Series A,
5.75% 11/15/99

Philadelphia Wtr.      Aaa     3,300,000               3,300,00     3,444,37                3,444,37   717893A
& Wastewtr.                                            0            5                       5          J
5.50% 6/15/03
(FGIC Insured)

                                                       42,780,0                             44,271,3
                                                       00                                   03

RHODE ISLAND

Rhode Island           A       2,340,000               2,340,00     2,451,15                2,451,15   762315A
Student Loan                                           0            0                       0          N
Auth Student
Loan Rev. Rfdg.
Series A, 6.40%
12/1/99

                                                       2,340,00                             2,451,15
                                                       0                                    0

SOUTH CAROLINA

Aiken County            --     1,500,000               1,500,00     1,651,87                1,651,87   008760A
Hosp. Ind. Rev.                                        0            5                       5          X
Rfdg. (Beloit
Corp. Proj.)
7.60% 12/1/11

South Carolina                             1,000,000   1,000,00                 1,033,750   1,033,75   837107M
State Highway                                          0                                    0          T
Gen. Oblig.
Series B, 5.625%
7/1/11

South Carolina         A                   2,000,000   2,000,00                 2,055,000   2,055,00   837114F
Ed. Assistance                                         0                                    0          R
Auth. Rev. Rfdg.
Guaranteed
(Student Loan)
(Sublien) Series
B, 5.70% 9/1/05
(AMT)

                                                       4,500,00                             4,740,62
                                                       0                                    5

SOUTH DAKOTA

South Dakota           A+                  5,000,000   5,000,00                 5,168,750   5,168,75   83756EA
Student Loan                                           0                                    0          L
Fing. Corp.
Student Loan
Rev. Series A,
6.15% 8/1/03

                                                       5,000,00                             5,168,75
                                                       0                                    0

TENNESSEE

Memphis-Shelby         Aaa     1,405,000               1,405,00     1,441,88                1,441,88   586111E
Cnty. Arpt. Auth.                                      0            1                       1          D
Rev. Rfdg. Series
A, 5.50% 2/15/03
(MBIA Insured)

Memphis-Shelby         Aaa     1,000,000               1,000,00     1,063,75                1,063,75   586111E
Cnty. Arpt. Auth.                                      0            0                       0          H
Rev. Rfdg. Series
A, 6.0% 2/15/07

Memphis-Shelby         Aaa     2,000,000               2,000,00     2,122,50                2,122,50   586111E
County Arpt.                                           0            0                       0          G
Auth. Rev. Refdg.
Series A, 6%
2/15/06 (MBIA
Insured)

Memphis General        Aa                  1,585,000   1,585,00                 1,723,688   1,723,68   586145B
Obligation 6%                                          0                                    8          H
11/1/06

Shelby County                              2,200,000   2,200,00                 1,039,500   1,039,50   821685H
Gen. Oblig.                                            0                                    0          4
Series A, 0%
5/1/11(Pre-refun
ded to 5/1/05 @
69.561)

                                                       8,190,00                             7,391,31
                                                       0                                    9

TEXAS

Alief Independent      Aaa                 1,125,000   1,125,00                 1,255,781   1,255,78   016248Q
School Dist.                                           0                                    1          7
Unltd. Tax 7%
2/15/03, (PSF
Guaranteed)

Alief Independent      Aaa                 1,125,000   1,125,00                 1,272,656   1,272,65   016248Q
School Dist.                                           0                                    6          8
Unltd. Tax 7%
2/15/04, (PSF
Guaranteed)

Allen Independent      Aaa                 1,370,000   1,370,00                 892,212     892,212    018105W
School Dist. 0%                                        0                                               D
2/15/06 (PSF
Guaranteed)

Arlington              Aaa                 1,570,000   1,570,00                 967,513     967,513    041826C
Independent                                            0                                               Z
School Dist. 0%
2/15/07 (PSF
Guaranteed)

Arlington              Aaa                 1,000,000   1,000,00                 1,078,750   1,078,75   041826E
Independent                                            0                                    0          F
School Dist. Rfdg.
& Impt. Unltd. Tax
6.50% 2/15/02,
(PSF
Guaranteed)

Arlington              Aaa                 1,500,000   1,500,00                 1,636,875   1,636,87   041826E
Independent                                            0                                    5          G
School Dist. Rfdg.
& Impt. Unltd. Tax
6.50% 2/15/03,
(PSF
Guaranteed)

Austin Util. Sys.      Aaa     16,130,00               16,130,0     12,843,5                12,843,5   0524734
Rev. Rfdg. Series              0                       00           13                      13         U
A, 0% 5/15/02,
(MBIA Insured)

Brazos Higher          Aaa                 6,750,000   6,750,00                 6,952,500   6,952,50   106238D
Ed. Auth. Student                                      0                                    0          U
Loan Rev. Rfdg.
Series C-1,
5.60% 6/1/03

Brazos Higher          Aaa                 2,500,000   2,500,00                 2,587,500   2,587,50   106238D
Ed. Auth. Student                                      0                                    0          V
Loan Rfdg. Series
C-1, 5.70%
6/1/04

Brazosport Indpt.      Aaa                 1,290,000   1,290,00                 1,293,225   1,293,22   106241H
School Dist.                                           0                                    5          Y
Unltd. Tax
(School House)
5.40% 2/15/13

Cedar Hill             Aaa                 2,830,000   2,830,00                 1,896,100   1,896,10   150429Q
Independent                                            0                                    0          H
School Dist. 0%
8/15/05

Cedar Hill             Aaa                 1,465,000   1,465,00                 871,675     871,675    150429Q
Independent                                            0                                               K
School Dist. 0%
8/15/07

Conroe                 A3                  500,000     500,000                  308,125     308,125    208417H
Independent                                                                                            9
School Dist.
Untld. Tax (Cap.
Appreciation)
10/22/97

Dallas County          Aaa     7,125,000               7,125,00     4,800,46                4,800,46   2346495
Rfdg. Unltd. Tax                                       0            9                       9          B
Series A, 0%
8/15/05

Dallas County          Aaa     6,700,000               6,700,00     4,279,62                4,279,62   2346495
Rfdg. Unltd. Tax                                       0            5                       5          D
Series A, 0%
8/15/06

Dallas County          Aaa     3,605,000               3,605,00     2,181,02                2,181,02   2346495
Rfdg. Unltd. Tax                                       0            5                       5          F
Series A, 0%
8/15/07

Dallas                 Aaa                 500,000     500,000                  300,625     300,625    2353075
Independent                                                                                            W
School Dist.
Unltd. Tax Rfdg.
(Cap.
Appreciation) 0%
8/15/07
(PSFInsured)

Eanes                  Aaa     2,005,000               2,005,00     1,423,55                1,423,55   270083U
Independent                                            0            0                       0          Q
School Dist.
Rfdg.(Cap
Appreciation) 0%
8/1/04 (PSF
Guaranteed)

Harris County          Aa3     16,275,00               16,275,0     10,883,0                10,883,0   414003T
Cap. Appreciation              0                       00           06                      06         G
Rev. Rfdg. (Toll
Road
Subordinated
Lien) 0% 8/1/05

Harris County          Aa3     8,485,000               8,485,00     6,671,33                6,671,33   414003T
Cap. Appreciation                                      0            1                       1          C
Rev. Rfdg. (Toll
Road
Subordinated
Lien) Series
1991, 0% 8/1/02

Harris County          Aa3     12,570,00               12,570,0     9,380,36                9,380,36   414003T
Cap. Appreciation              0                       00           3                       3          E
Rev. Rfdg. (Toll
Road
Subordinated
Lien) Series
1991, 0% 8/1/03

Harris County          Aaa     11,890,00               11,890,0     9,764,66                9,764,66   414003U
Gen. Oblig. 0%                 0                       00           3                       3          M
10/1/01

Harris County Toll     Aa3     13,000,00               13,000,0     8,238,75                8,238,75   414003T
Road Sub-Lien                  0                       00           0                       0          H
Rev. Rfdg. (Cap.
Appreciation) 0%
8/1/06

Houston Wtr. &         Aaa     36,000,00               36,000,0     41,805,0                41,805,0   442436C
Swr. Sys. Rev.                 0                       00           00                      00         W
Rfdg. (Jr. Lien)
0% 12/1/15,
(FGIC Insured)
(Pre-Refunded to
12/1/00 @ 103)
stepped coupon

Humble TX Indpt.       Aaa     1,300,000               1,300,00     1,564,87                1,564,87   445042X
Sch. Dist. 8%                                          0            5                       5          J
2/15/05 (PSF
Guaranteed)

Katy Independent       Aaa     2,550,000               2,550,00     1,571,43                1,571,43   486062P
School Dist. Rfdg.                                     0            8                       8          R
Ltd. Tax Series A,
0% 2/15/07, (PSF
Guaranteed)

Keller                 Aaa                 1,590,000   1,590,00                 705,563     705,563    487692V
Independent                                            0                                               K
School Dist.
Unltd. Tax Rfdg.
Series A, (Cap.
Appreciation) 0%
8/15/12, (PSF
Guaranteed)

Laredo Gen.            Aaa     1,335,000               1,335,00     1,311,63                1,311,63   516823F
Oblig. Rfgd.                                           0            8                       8          S
5.25% 2/15/13,
(FGIC Insured)

Leander                Aaa     500,000                 500,000      585,000                 585,000    521840R
Independent                                                                                            X
School Dist.
Unltd. Tax 7.50%
8/15/04 (PSF
Guaranteed)

Leander                Aaa     600,000                 600,000      709,500                 709,500    521840R
Independent                                                                                            Y
School Dist.
Unltd. Tax 7.50%
8/15/05 (PSF
Guaranteed)

Leander                Aaa     800,000                 800,000      957,000                 957,000    521840R
Independent                                                                                            Z
School Dist.
Unltd. Tax 7.50%
8/15/06 (PSF
Guaranteed)

Leander                Aaa     800,000                 800,000      967,000                 967,000    521840S
Independent                                                                                            A
School Dist.
Unltd. Tax 7.50%
8/15/07 (PSF
Guaranteed)

Lewisville             Aaa     5,000,000               5,000,00     2,781,25                2,781,25   5288272
Independent                                            0            0                       0          D
School Dist. Gen.
Oblig. Rfdg. 0%
8/15/08, (PSF
Guaranteed)

Lower Colorado         Aaa                 615,000     615,000                  341,325     341,325    548100X
River Auth. Rev.                                                                                       L
Rfdg. (Cap.
Appreciation) 0%
1/1/09, (MBIA
Insured)
(Escrowed to
Maturity)

Midlothian Indpt.      Aaa                 1,905,000   1,905,00                 1,240,631   1,240,63   597851K
School Dist.                                           0                                    1          Z
Unltd. Tax Rfdg.
(Cap.
Appreciation) 0%
2/15/06, (PSF
Guaranteed)

Northside              Aaa                 1,000,000   1,000,00                 803,750     803,750    6670264
Independent                                            0                                               E
School Dist. Rfdg.
(Cap.
Appreciation) 0%
2/15/02, (PSF
Guaranteed)

Northside              Aaa                 1,230,000   1,230,00                 939,413     939,413    6670264
Independent                                            0                                               F
School Dist. Rfdg.
(Cap.
Appreciation) 0%
2/15/03, (PSF
Guaranteed)

Northside              Aaa     6,155,000               6,155,00     4,231,56                4,231,56   6670263
Independent                                            0            3                       3          N
School Dist. Rfdg.
0% 2/1/05, (PSF
Guaranteed)

Round Rock             Aaa     7,645,000               7,645,00     4,711,23                4,711,23   779239L
Independent                                            0            1                       1          5
School Dist. Rfdg.
Unltd. Tax 0%
2/15/07, (PSF
Guaranteed)

Round Rock             Aaa                 1,325,000   1,325,00                 1,490,625   1,490,62   779239U
Independent                                            0                                    5          4
School Dist.
Unltd. Tax Series
B, 7% 8/1/03
(PSF
Guaranteed)

San Antonio Elec.      AA      2,845,000               2,845,00     3,005,03                3,005,03   796253F
& Gas Rev. Rfdg.                                       0            1                       1          L
5.75%
2/1/11(Pre-Refun
ded 2/1/02 @
101)

San Antonio Elec.      Aa1     4,155,000               4,155,00     4,238,00                4,238,00   796253G
& Gas Rev. Rfdg.                                       0            0                       0          A
5.75% 2/1/11

San Antonio Gen.       Aa      1,000,000   1,745,000   2,745,00     1,013,75    1,768,995   2,782,74   796236J
Impt. Rfdg. 5.50%                                      0            0                       5          H
8/1/04

San Antonio Gen.       Aa      2,210,000               2,210,00     2,298,40                2,298,40   796236J
Impt. Rfdg. 6.0%                                       0            0                       0          M
8/1/08

Socorro                Aaa                 3,000,000   3,000,00                 2,122,500   2,122,50   833714Q
Independent                                            0                                    0          K
School Dist. Rfdg.
Unltd. Tax 0%
9/1/04, (PSF
Guaranteed)

Spring Branch          Aaa     1,000,000               1,000,00     1,078,75                1,078,75   8494753
Independent                                            0            0                       0          Q
School Dist. Rfdg.
6.5% 2/1/02,
(PSF
Guaranteed)

Spring                 Aaa     5,900,000               5,900,00     3,635,87                3,635,87   850000M
Independent                                            0            5                       5          Z
School Dist. Rfdg.
Unltd. Tax 0%
2/15/07, (PSF
Guaranteed)

Texas Gen. Oblig.      Aa                  2,350,000   2,350,00                 2,444,000   2,444,00   882716Y
5.80% 8/1/05                                           0                                    0          S

Texas Muni. Pwr.       A1                  500,000     500,000                  504,100     504,100    882555E
Agcy. Rev. Rfdg.                                                                                       P
9% 9/1/97,
(Escrowed to
Maturity)

Texas Pub. Fin.        Aa      3,375,000               3,375,00     3,227,34                3,227,34   882716Y
Auth. Series A,                                        0            4                       4          3
5% 10/1/14

Texas State Pub.       Aaa     3,380,000               3,380,00     3,308,17                3,308,17   88275MF
Fin. Auth. Bldg.                                       0            5                       5          L
Rev. Series A,
5.125% 8/1/11
(AMBAC Insured)

Ysleta                 Aaa                 1,100,000   1,100,00                 518,375     518,375    988168R
Independent                                            0                                               7
School Dist. Rfdg.
Unltd. Tax (Cap.
Appreciation) 0%
8/15/11,
(PSFGuaranteed)

Intermountain                                          224,220,                             187,659,
Pwr. Agcy. Pwr.                                        000                                  929
Supply Rev.
Refdg. Series D,
5% 7/1/21 (MBIA
Insured)

UTAH

Intermountain                  2,400,000   600,000     3,000,00     2,211,00    552,750     2,763,75   45884AF
Pwr. Agcy. Pwr.                                        0            0                       0          E
Supply Rev.
Refdg. Series D,
5% 7/1/21 (MBIA
Insured)

Intermountain          Aaa                 1,000,000   1,000,00                 1,007,500   1,007,50   45884AH
Pwr. Agcy. Pwr.                                        0                                    0          C
Supply Rev. Rfdg.
Series B, 5.75%
7/1/16 (MBIA
Insured)

Intermountain          Aaa     17,000,00               17,000,0     17,467,5                17,467,5   458840L
Pwr. Agcy. Pwr.                0                       00           00                      00         D
Supply Rev. Rfdg.
Series G, 0%
7/1/12,
(Pre-Refunded to
1/1/03 @ 101) ++
stepped coupon

Intermountain          Aaa     565,000                 565,000      635,625                 635,625    45884AF
Pwr. Agcy. Pwr.                                                                                        R
Supply Rev.
Series A, 6.50%
7/1/08 (AMBAC
Insured)

Intermountain          Aaa     1,000,000               1,000,00     1,120,00                1,120,00   45884AF
Pwr. Agcy. Pwr.                                        0            0                       0          T
Supply Rev. Spl.
Oblig. Sixth
Series B, 6.50%
7/1/10, (AMBAC
Insured)

Jordan School          Aa3     1,000,000               1,000,00     1,167,50                1,167,50   480772F
Dist. 7.625%                                           0            0                       0          H
6/15/04

Salt Lake County       Aaa     3,500,000               3,500,00     2,200,61                2,200,61   795697C
Wtr. Conservancy                                       0            0                       0          M
Dist. Rev. (Cap.
Appreciation)
Series A, 0%
10/1/06, (AMBAC
Insured)

Utah Board of          Aaa     4,900,000               4,900,00     5,236,87                5,236,87   917546B
Regents Student                                        0            5                       5          L
Loan Series A,
7.60% 11/1/00,
(AMBAC Insured)

                                                       31,965,0                             31,599,3
                                                       00                                   60

VIRGINIA

Chesapeake Gen.
Oblig. Pub. Impt.
6% 5/1/11

VA TRANS 6.75%         Aa      2,400,000               2,400,00     2,544,00                2,544,00   165321M
5/15/03                                                0            0                       0          8

VA TRANS 6.75%         Aa                  1,895,000   1,895,00                 2,091,606   2,091,60   928184G
5/15/04                                                0                                    6          P

Virginia Hsg. Dev.     Aa                  2,020,000   2,020,00                 2,252,300   2,252,30   928184G
Auth. MultiFamiliy                                     0                                    0          Q
Hsg. Series I,
5.85% 5/1/08

Virginia State         Aa1                 1,370,000   1,370,00                 1,402,538   1,402,53   92813AY
Multi-Family Hsg.                                      0                                    8          H
Dev. Auth.Series
I, 5.75% 5/1/07

                       Aa1     1,380,000               1,380,00     1,411,05                1,411,05   92813AY
                                                       0            0                       0          G

                                                       9,065,00                             9,701,49
                                                       0                                    4

WASHINGTON

Washington Gen.                            660,000     660,000                  673,200     673,200    2547606
Oblig. 5.40%                                                                                           F3
6/1/05 (AMBAC
Insured)

Washington Gen.                            775,000     775,000                  788,563     788,563    2547606
Oblig. Series                                                                                          G1
96-A, 5.30%
6/1/04

Washington Pub.        Aa      1,500,000               1,500,00     1,676,25                1,676,25   939744R
Pwr. Supply Sys.                                       0            0                       0          K
(Nuclear Proj. #2)
Rev. 5% 7/1/09
(MBIA Insured)

Washington Pub.        Aaa     5,000,000               5,000,00     4,881,25                4,881,25   939828T
Pwr. Supply Sys.                                       0            0                       0          J
Nuclear Proj. #2
Rev. (Washington
Pub. Pwr. Supply
Sys. Proj.) 7.50%
7/1/03

Washington Pub.        Aa1     1,000,000               1,000,00     1,100,00                1,100,00   939828M
Pwr. Supply Sys.                                       0            0                       0          P
Nuclear Proj. #3
Rev. Rfdg. Series
B, 0% 7/1/05,
(MBIA Insured)

Washington Pub.        Aaa     10,000,00               10,000,0     6,687,50                6,687,50   939830M
Pwr. Supply Sys.               0                       00           0                       0          A
Nuclear Proj. #3
Rev. Series B, 0%
7/1/04, (MBIA
Insured)

Washington Pub.        Aaa     5,450,000               5,450,00     3,855,87                3,855,87   939830L
Pwr. Supply Sys.                                       0            5                       5          U
Nuclear Proj. #3
Rev. Rfdg. Series
B, 0% 7/1/10

Washington State       Aa1     16,000,00               16,000,0     7,640,00                7,640,00   939830H
Pub. Pwr. Supply               0                       00           0                       0          M
Rev. Rfdg.
(Nuclear Proj. #3)
Series C, 7.50%
7/1/08, (MBIA
Insured)

Washington State       Aaa     6,940,000               6,940,00     8,258,60                8,258,60   939830P
Pub. Pwr. Supply                                       0            0                       0          V
Sys. Nuclear #3
Rev. Rfdg. Series
B, 0% 7/1/07

Washington State       Aa1     11,000,00   4,000,000   15,000,0     6,421,25    2,335,000   8,756,25   939830G
Pub. Pwr. Supply               0                       00           0                       0          Q
Sys. Nuclear #3
Rev. Rfdg. Series
B, 0% 7/1/07

                       Aa1                 2,250,000   2,250,00                 1,074,375   1,074,37   939830J
                                                       0                                    5          P

                                                       64,575,0                             45,391,8
                                                       00                                   63

WISCONSIN

Beloit Ind. Dev.        --     1,000,000               1,000,00     1,063,50                1,063,50   080644A
Rev. Rfdg. (Beloit                                     0            0                       0          D
Corp. Proj.) 7%
12/1/01

                                                       1,000,00                             1,063,50
                                                       0                                    0

TOTAL                                                  1,163,58                             1,059,42
MUNICIPAL                                              6,000                                4,798
BONDS

MUNICIPAL
NOTES

FLORIDA

Florida Hsg. Fin.       --     600,000                 600,000      600,000                 600,000    3407375
Agency                                                                                                 T
Multi-Family Hsg.
Rev.
(Brandon-Oxford)
Series 90C,
4.20%, VRDN

ILLINOIS

Illinois Dev. Fin.      --     1,000,000               1,000,00     1,000,00                1,000,00   451915A
Auth.                                                  0            0                       0          Q
Multi-Family Hsg.
Rev. Rfdg.
(Garden Glen
Apts.) Series 93,
4.50%, VRDN

TOTAL                                                  1,600,00                             1,600,00
MUNICIPAL                                              0                                    0
NOTES

MUNICIPAL               --     20,901,58   6,679,903   27,581,4     20,901,5    6,679,903   27,581,4   31635A2
CENTRAL CASH                   3                       86           84                      87         0
FUND 4.088%
7/7/97

                                                       27,581,4                             27,581,4
                                                       86                                   87

TOTAL                          970,222,5   222,544,9   1,192,76     881,710,    206,895,6   1,088,60
INVESTMENTS                    83          03          7,486        591         94          6,285
